SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

March 30, 2004
Date of Report

March 30, 2004
(Date of Earliest Event Reported)

Intra-Asia Entertainment Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-75297	87-0616524
(State or other jurisdiction)	(Commission File Number)	(IRS Employer I.D. No.)

1111 Corporate Center Road, Suite 203B
Monterey Park, CA 91754
(Address of Principal Executive Offices)

(323) 261-0078
(Registrant's Telephone Number)

GloTech Industries, Inc.
2153 SE Hawthorne Road
Gainesville, FL 32641
(Former Name or Former Address if changed Since Last Report)

Item 8. Change in Fiscal Year.

The Registrant has determined as of March 30, 2004, to change its fiscal year from April 1, 2003, to March 31, 2004, to a fiscal year ending December 31. Consequently, the Registrant intends to file a Form 10-KSB for the fiscal year ended December 31, 2003. The Form 10-KSB will be the report covering the transition period to reflect the new fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intra-Asia Entertainment Corporation

DATED: March 30, 2004
/s/ James A. Reskin
Chief Executive Officer